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                                                               Exhibit 10.27


                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to the Employment Agreement (the "Amendment") is made effective as of October 29, 1998, between Media Arts Group, Inc., (the "Company") and John R. Lackner ("Employee").

     WHEREAS, the Company and Employee previously entered into an employment agreement as of October 1, 1997 (the "Agreement"); and

     WHEREAS, the Company and Employee amended the Agreement as of October 10, 1997; and

     WHEREAS, the Company and Employee wish to further amend the Agreement to rectify an omission;

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     I. AMENDMENT OF SECTION 3.3. Section 3.3(i) of the Agreement shall be amended in full to read as follows:

     3.3 ADDITIONAL BENEFITS: In addition to his Base Compensation and Artwork Bonus, Employee shall:

     (i)  Be granted the following options:

          a. 15,000 shares of Media Arts Group, Inc. common stock at fair market value on the Effective Date, such options to be based on the terms of the Employee Stock Option Plan and vesting over 3 years of employment (34% at one year from the Effective Date, 33% at two years from the Effective Date, and 33% at three years from the Effective Date);

          b. 26,000 shares of Media Arts Group, Inc. common stock at fair market value on October 29, 1998, such options to be based on the terms of the Employee Stock Option Plan and vesting over 3 years of employment (34% at one year from the Effective Date, 33% at two years from the Effective Date and 33% at three years from the Effective Date).

     II. COUNTERPARTS. This Amendment may be signed by the parties in different counterparts and the signature pages combined shall create a document binding on all parties.

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     III.  CONFLICT.  In the event that any of the terms and conditions of this Amendment conflict with any of the terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 11th day of February, 1998.


MEDIA ARTS GROUP, INC.:                        EMPLOYEE:

By: /s/ CRAIG A. FLEMING                      /s/  JOHN R. LACKNER
    --------------------------                --------------------------
        Craig A. Fleming                      John R. Lackner
Chief Executive Officer & President


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